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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): January 3, 2001



                        CINEMASTAR LUXURY THEATERS, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                      0-25252                 33-0451054
 -----------------------------    ---------------------    --------------------
 (State or Other Jurisdiction          (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


          7220 AVENIDA ENCINAS, SUITE 203, CARLSBAD, CALIFORNIA 92009
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

        Registrant's telephone number, including area code (760) 929-2525
                                                           --------------


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(b)      New independent accountants.

         (i) The Registrant engaged Levitz, Zacks & Ciceric CPA's as its new independent accountants as of January 3, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CINEMASTAR LUXURY THEATERS, INC.


Dated:  January 10, 2001           By: /s/ Donald H. Harnois, Jr.
                                      ------------------------------------------
                                      Donald H. Harnois, Jr.
                                      Vice President and Chief Financial Officer